EXHIBIT 10.1
LIMITED WAIVER AND AGREEMENT
This Limited Waiver and Agreement dated as of July 17, 2014 (this "Waiver"), is entered into by CAL DIVE INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower party hereto, the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.
INTRODUCTION
A.            Reference is made to the Credit Agreement dated as of April 26, 2011 (as amended by Amendment No. 1 dated October 7, 2011, Amendment No. 2 dated July 9, 2012, Amendment No. 3 dated September 19, 2012, Amendment No. 4 dated November 2, 2012, Amendment No. 5 dated May 31, 2013, Amendment No. 6 dated November 1, 2013, Amendment No. 7 dated March 7, 2014, Amendment No. 8 dated May 9, 2014 and as otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (collectively, the "Lenders" and individually, a "Lender") and the Administrative Agent.
B.            Section 7.11(a) of the Credit Agreement requires that the Borrower not permit the Consolidated Fixed Charge Coverage Ratio to be less than 1.25 to 1.00 during the fiscal quarter ending June 30, 2014 (the "FCCR Covenant"), and the Borrower has informed the Administrative Agent and the Lenders that it is not in compliance with the FCCR Covenant for the fiscal quarter ending June 30, 2014 (the "FCCR Covenant Default").
C.            Section 7.11(b) of the Credit Agreement requires that the Borrower not permit the Consolidated Leverage Ratio to be greater than 3.00 to 1.00 during the fiscal quarter ending June 30, 2014 (the "Leverage Covenant"), and the Borrower has informed the Administrative Agent and the Lenders that it is not in compliance with the Leverage Covenant for the fiscal quarter ending June 30, 2014 (the "Leverage Covenant Default").
D.            Section 7.11(c) of the Credit Agreement requires that the Borrower not permit Consolidated EBITDA for the four fiscal quarter period ending June 30, 2014 to be less than $30,000,000 (the "EBITDA Requirement"), and the Borrower has informed the Administrative Agent and the Lenders that it is not in compliance with the EBITDA Requirement for the four fiscal quarter period ending June 30, 2014 (the "EBITDA Requirement Default").
E.            Each of the FCCR Covenant Default, the Leverage Covenant Default and the EBITDA Requirement Default constitutes an Event of Default under Section 8.01(b) of the Credit Agreement (collectively, the "Financial Covenant Defaults").
F.            The Borrower has informed the Administrative Agent and the Lenders that it is not in compliance with the covenants set forth in Section 7.11(a), Section 7.11(c) and Section 7.11(d) of the Second Lien Credit Agreement (as defined in the Intercreditor Agreement) for the fiscal quarter ending June 30, 2014 (collectively, the "Second Lien Defaults").  The Second Lien Defaults constitute Events of Default under Section 8.01(e) of the Credit Agreement (the "Cross-Defaults", and together with the Financial Covenant Defaults, the "Subject Defaults").

G.            In connection with the foregoing, the Borrower has requested, and the Lenders have agreed, subject to the terms and conditions of this Waiver, to waive the Subject Defaults until July 21, 2014 (the "Limited Waiver Expiration Date").
THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:
Section 1.                          Definitions; References.  Unless otherwise defined in this Waiver, each term used in this Waiver that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                          Waiver & Agreements.

(a)            The Lenders hereby waive the Subject Defaults; PROVIDED THAT SUCH WAIVER OF THE SUBJECT DEFAULTS SHALL AUTOMATICALLY EXPIRE AT 5:00 p.m. EASTERN TIME ON THE LIMITED WAIVER EXPIRATION DATE.  On and after the Limited Waiver Expiration Date, the Subject Defaults shall constitute Events of Default under the Credit Agreement unless and until the Required Lenders and Required Revolving Credit Lenders, in their sole discretion, enter into a permanent waiver of the Subject Defaults.  This waiver is limited to the extent described herein and shall not be construed to be a waiver of any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any of the Loan Documents or a waiver of any Default or Event of Default that may have occurred or may hereafter occur (other than the foregoing waiver of the Subject Defaults until the Limited Waiver Expiration Date).  Without limiting the foregoing, failure to observe or perform any agreement contained in Section 7.11(a), Section 7.11(b) or Section 7.11(c) of the Credit Agreement shall constitute a Default and Event of Default. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with (a) any present or future defaults under the Credit Agreement or any other provision of any Loan Document other than the Subject Defaults, and (b) the Subject Defaults after the Limited Waiver Expiration Date.

(b)            The Administrative Agent, the Lenders and the Borrower hereby agree that from and including the date of this Waiver and through and including the Limited Waiver Expiration Date, (i) the Borrower shall not be entitled to, and shall not, request Credit Extensions in excess of $2,500,000 in the aggregate, (ii) all Letter of Credit Fees and all interest on the principal amount of all Obligations outstanding under the Credit Agreement shall, in each case, accrue at the Default Rate, and (iii) no Revolving Credit Loans may be requested as, converted to or continued as Eurodollar Rate Loans.

(c)            From and after the date immediately following the Limited Waiver Expiration Date, (i) the Required Revolving Credit Lenders hereby request pursuant to Section 2.03(h) of the Credit Agreement, and the Borrower hereby acknowledges and agrees, that all Letter of Credit Fees shall accrue at the Default Rate while any of the Subject Defaults exists, (ii) the Required Lenders hereby request pursuant to Section 2.09(b)(iii) of the Credit Agreement, and the Borrower hereby acknowledges and agrees, that all interest on the principal amount of all Obligations outstanding under the Credit Agreement shall accrue at the Default Rate while any of the Subject Defaults exists, and (iii) the Required Revolving Credit Lenders hereby declare in accordance with Section 2.02(c) of the Credit Agreement, and the Borrower hereby acknowledges and agrees, that no Revolving Credit Loans may be requested as, converted to or continued as Eurodollar Rate Loans while any of the Subject Defaults exists.

(d)            The Borrower hereby (i) acknowledges the request of the Administrative Agent and the Required Lenders to engage a financial consultant, (ii) agrees to pay all reasonable fees, costs and expenses incurred by the Administrative Agent or its Affiliates in connection with the initial and ongoing engagement of such financial consultant, and (iii) agrees to, and to cause its Subsidiaries to (A) cooperate in good faith with the Administrative Agent and such financial consultant in connection with such financial consultant's ongoing financial review of the Borrower and its Subsidiaries, and (B) allow such financial consultant to visit and inspect its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants.

Section 3.                          Representations and Warranties.  The Borrower represents and warrants that (a) the execution, delivery, and performance of this Waiver by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Waiver and the Credit Agreement constitute legal, valid, and binding obligations of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) after giving effect to this Waiver and the Second Lien Waiver (as defined below), the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each Loan Document are true and correct in all material respects as of the date of this Waiver, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date; (d)  after giving effect to this Waiver and the Second Lien Waiver, no Default or Event of Default exists under the Loan Documents; (e) the Liens under the Security Documents are valid and subsisting and secure the Obligations; and (f) as of the date of this Waiver and before giving effect to any Credit Extension made on such date, (i) the Outstanding Amount of the Revolving Credit Loans is $95,000,000, and (ii) the Outstanding Amount of the L/C Obligations is $2,538,400.

Section 4.                          Effect on Loan Documents.  Except as expressly modified hereby, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.  Except as expressly provided in Section 2 hereof, nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents, including the waiver of any Default or Event of Default, however denominated.  The Borrower acknowledges and agrees that this Waiver shall in no manner impair or affect the validity or enforceability of the Credit Agreement.  This Waiver is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Waiver may be a Default or Event of Default under the other Loan Documents.

Section 5.                          Effectiveness.  This Waiver shall become effective upon the satisfaction of the following conditions:

(a)            the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Subsidiary Guarantor, and by each of the Required Lenders and the Required Revolving Credit Lenders; and

(b)            the Administrative Agent (or its counsel) shall have received a waiver (the "Second Lien Waiver") executed and delivered by the appropriate parties under the Second Lien Credit Agreement, which waiver (i) waives (through and including the Limited Waiver Expiration Date) any default or event of default under Section 8.01(b) of the Second Lien Credit Agreement resulting from the Borrower's failure to comply with Section 7.11(a), Section 7.11(c) and Section 7.11(d) of the Second Lien Credit Agreement, (ii) waives (through and including the Limited Waiver Expiration Date) any default or event of default under Section 8.01(e) of the Second Lien Credit Agreement resulting from the existence of the Financial Covenant Defaults, (iii) waives (through and including the Limited Waiver Expiration Date) any restriction on the Borrower's ability to request Credit Extensions in an aggregate amount up to $2,500,000 due to the application of Section 7.20 of the Second Lien Credit Agreement, and (iv) is otherwise in form and substance satisfactory to the Administrative Agent.

Section 6.                          Reaffirmation of Subsidiary Guaranty and Security Documents.  By its signature hereto, each Subsidiary Guarantor represents and warrants that (a) such Subsidiary Guarantor has no defense to the enforcement of the Subsidiary Guaranty, and that according to its terms the Subsidiary Guaranty will continue in full force and effect to guaranty the Borrower's obligations under the Credit Agreement and the other amounts described in the Subsidiary Guaranty following the execution of this Waiver and (b) the Liens created under the Security Documents to which such Subsidiary Guarantor is a party are valid and subsisting and will continue in full force and effect to secure the Borrower's obligations under the Credit Agreement and the other amounts described in such Security Documents following the execution of this Waiver.

Section 7.                          Governing Law.  THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.                          Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Waiver.  This Waiver may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically or by telecopier.

Section 9.                          No Actions, Claims, Etc.  As of the date hereof, each Loan Party acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the L/C Issuer, the Swing Line Lender or any Lender or any of their respective Related Parties, in any case, arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement or any other Loan Document on or prior to the date of this Waiver.

Section 10.                     General Release.  In consideration of the Administrative Agent's and the Lenders' willingness to enter into this Waiver, each Loan Party hereby releases and forever discharges the Administrative Agent, the L/C Issuer, the Swing Line Lender and each Lender and each of their respective Related Parties (all of the above, collectively, the "Lender Group"), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (all of the above, collectively, "Claims"), that existed, arose or occurred at any time on or before the date of this Waiver, which any Loan Party may have or claim to have against any of the Lender Group in any way related to or connected with the Loan Documents or the transactions contemplated thereby.

Section 11.                    Further Assurances.  The Borrower agrees promptly to take such action, upon the request of any Lender or the Administrative Agent, as is necessary to carry out the intent of this Waiver.

Section 12.                  ENTIRE AGREEMENT.  THIS WAIVER AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

EXECUTED as of the first date above written.
CAL DIVE INTERNATIONAL, INC.
By:	/s/ Lisa M. Buchanan
Name:	Lisa M. Buchanan
Title:	Executive Vice President, General Counsel and Secretary

CAL DIVE OFFSHORE CONTRACTORS, INC., a Delaware corporation
AFFILIATED MARINE CONTRACTORS, INC., a Delaware corporation
FLEET PIPELINE SERVICES, INC., a Delaware corporation
GULF OFFSHORE CONSTRUCTION, INC., a Delaware corporation
CDI RENEWABLES, LLC, a Delaware limited liability company

By:	/s/ Lisa M. Buchanan
Name:	Lisa M. Buchanan
Title:	Vice President, General Counsel and Secretary

Signature Page to Limited Waiver and Agreement

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Mollie S. Canup
Name:	Mollie S. Canup
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer
By:	/s/ John M. Schuessler
Name:	John M. Schuessler
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Trent J. Brendon
Name:	Trent J. Brendon
Title:	Vice President

BNP PARIBAS, as a Lender
By:	/s/ Louis-Valentin Neaud
Name:	Louis-Valentin Neaud
Title:	Director

By:	/s/ Delphine Kambou
Name:	Delphine Kambou
Title:

Signature Page to Limited Waiver and Agreement

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Brian Duncan
Name:	Brian Duncan
Title:	SVP

Signature Page to Limited Waiver and Agreement